SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 27, 2004
Date of Report (date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor and Master Servicer under a
Pooling and Servicing Agreement
dated as of October 1, 2004
providing for the issuance of

WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-RA4
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

99.1 Intex model (the "Intex Model") prepared by WaMu Capital Corp.and Credit Suisse First Boston  in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4 (the "Certificates"). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6910, or Tim Kuo at Credit Suisse First Boston at 212-538-3309.

99.2 Intex model (the "Intex Model") prepared by WaMu Capital Corp. and Credit Suisse First Boston in connection with the Certificates. The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6910, or Tim Kuo at Credit Suisse First Boston at 212-538-3309.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: October 27, 2004	By:	/s/ David H. Zielke David H. Zielke First Vice President and Counsel (Authorized Officer)

Index to Exhibits

99.1 Intex model (the "Intex Model") prepared by WaMu Capital Corp.and Credit Suisse First Boston  in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4 (the "Certificates"). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6910, or Tim Kuo at Credit Suisse First Boston at 212-538-3309.

99.2 Intex model (the "Intex Model") prepared by WaMu Capital Corp. and Credit Suisse First Boston in connection with the Certificates. The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Brian Caddigan at WaMu Capital Corp. at telephone number 212-702-6910, or Tim Kuo at Credit Suisse First Boston at 212-538-3309.